Equity Method Based Investees and Discontinued Operations - Summarized Financial Information, Operating Results Data (Detail) (Frontline [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Frontline [Member]
Operating results data:
Total revenues	$ 27,210	$ 28,246	$ 28,320
Gross profit	19,565	23,893	24,244
Net income	$ 11,106	$ 13,528	$ 14,472